ACQUISITION	12 Months Ended
Dec. 31, 2015
ACQUISITION [Abstract]
ACQUISITION
NOTE 5:	ACQUISITION

Purchase agreement with OTI

On August 13, 2013, the Company entered into an asset purchase agreement with OTI, to acquire OTI's SmartID Division, including all contracts, software, other related technologies and IP assets. The acquisition closed on December 26, 2013.

The Company agreed to pay OTI $10 million and contingent consideration of up to $12.5 million pursuant to an earn-out mechanism based on certain performance and other milestones. Such contingent payments include the net amounts raised by us in future public offerings (if any) as well as the revenues generated from new e-ID projects that will be received either through the assignment of contracts by OTI pursuant to the asset purchase agreement or otherwise following August 13, 2013. Earn-out payments are capped at $7.5 million, and are due and payable annually, for a period of seven (7) years from the date of the agreement. However, the payments of the amounts due and payable pursuant to the earn-out mechanism may be accelerated if the Company receive certain new projects or in the event that the Company sell all or substantially all of the assets or contractual rights of the e-ID activities to a third party. In 2015 and in 2014, the Company paid an amount of $0.8 million and $1 million respectively, based on the earn-out mechanism agreed.

Furthermore, if the Company or any of its affiliates are awarded or otherwise receive orders under certain potential projects that were disclosed to the Company as part of the acquisition, then the gross amount of all potential revenues under all such orders or awards during each of the three 12-month periods following the closing date, will be divided into units of $20 million each, or an award unit, and with respect to each full award unit in each year, the Company agreed to pay OTI $1,667 as additional consideration for the acquisition, payable in accordance with the earn-out mechanism, provided that the aggregate amount of all such additional consideration will not exceed $5 million. In addition, for each award unit received, the period of OTI's earn-out eligibility will be extended by an additional 12 month period.

In April, 2016 the Company has concluded further negotiations with OTI with respect to the earn-out liability following by which an agreement with OTI was signed. Under this agreement the remaining earn-out amount was set to a maximum $3,550, out of which an amount of $2,050 was paid at the beginning of May, 2016 and the remaining amount of $1,500 will be subject to the original earn out mechanism.

The application of purchase accounting under ASC 805 Business Combinations requires that the total purchase price be allocated to the fair value of assets acquired and liabilities assumed at the acquisition date, with amounts exceeding the fair values being recorded as goodwill.

In the allocation process, the valuation of the fair value of acquired assets and assumed liabilities were based on, but not limited to: future expected discounted cash flows for customer contracts and liability for future earn-out, current replacement cost for software and other IP and certain property and equipment, and expected settlement amounts for contingencies.

The purchase price allocation for the SmartID division acquisition was finalized during 2014. The change in the fair value of the net assets of the acquired division was retrospectively applied with changes allocated to goodwill.

The following table summarizes the calculation of the acquisition price, including the estimated fair value of the liability for future earn-out as of the acquisition date:

Cash paid to OTI upon Closing	$8,788
Contingent consideration:
Short-term	1,950
Long-term	3,359

Total fair value of consideration paid	$14,097

 The following table summarizes the estimated fair values of the intangible assets acquired from OTI:

Customer contracts	$5,745
Software and other IP	5,303
Goodwill	3,722
Total intangible assets acquired	14,770

The customer contracts will be amortized over 13 years according to the economic benefit expected from those customers each period, and the software and other IP will be amortized by the straight-line method over 15 years.

Depreciated cost amounts to $11,988 as at December 31, 2015. Depreciation cost amounted to $1,271 and $1,511 in 2015.

The expected intangible assets amortization expenses for the customer contracts and for software and other IP, are as follows:

$
2016	1,101
2017	966
2018	855
2019	764
2020	690
2021	629
2022-2028	3,261

Purchase of Prevision Ltd.

In November, 2015 the Company acquired 100% of the shares of Prevision Ltd. (“Prevision”), a cyber security company domiciled in Israel. The acquisition was accounted for as a business combination. The total consideration of $1.1 million assumed liabilities, net, of $0.3 million and $1.4 million recognized as customer relations and goodwill. The purchase agreement includes contingent consideration of annual payments of approximately $250,000 for the next four years. The contingent consideration is subject to service provided by the seller to the company during the earn-out period and therefore is not part of the business combination and accounted as compensation expenses as incurred.

Acquisitions completed subsequent to December 31, 2015

Refer to note 16, Subsequent events.